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                            FIRST AMENDMENT AGREEMENT

                                      AMONG

                                SEMX CORPORATION,

                              POLESE COMPANY, INC.,

                         AMERICAN SILICON PRODUCTS, INC.

                            SPM HOLDINGS CORPORATION,

                                 TYPE III, INC.

                                       AND

                        THERMAL PACKAGING SOLUTIONS INC.

                                  AS BORROWERS

                                       AND

                         PNC BANK, NATIONAL ASSOCIATION,

                             AS AGENT AND AS LENDER

               ---------------------------------------------------

      AMENDING THE REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AMONG SEMX CORPORATION, POLESE COMPANY, INC., AMERICAN SILICON PRODUCTS, INC.,
SPM HOLDINGS CORPORATION, TYPE III, INC., AND THERMAL PACKAGING SOLUTIONS INC.,
    AS BORROWERS, AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT AND AS LENDER
                          DATED AS OF NOVEMBER 1, 1999

               ---------------------------------------------------

                           Dated as of April 10, 2000


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         THIS FIRST AMENDMENT AGREEMENT, dated as of April 10, 2000 (this
"Amendment"), by and among SEMX CORPORATION, a corporation organized under the laws of the State of Delaware ("SEMX"), POLESE COMPANY, INC. a corporation organized under the laws of the State of California ("PCI"), AMERICAN SILICON PRODUCTS, INC., a corporation organized under the laws of Delaware ("ASPI"), SPM HOLDINGS CORPORATION., a Delaware corporation ("SPM"), TYPE III, INC., a California corporation ("Type III") and THERMAL PACKAGING SOLUTIONS INC., a Nevada corporation ("TPS") (SEMX, PCI, ASPI, SPM, Type III and TPS each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("Agent"), as Agent and as Lender;

                              W I T N E S S E T H:

         WHEREAS, the Borrowers and the Agent entered into a Revolving Credit, Term Loan and Security Agreement dated as of November 1, 1999 (as the same may be amended, modified, restated or supplemented from time to time, the "Agreement"; the terms defined in the Agreement are used in this Amendment as in the Agreement unless otherwise defined in this Amendment); and

         WHEREAS, the Borrowers wish the Lender to provide certain financing in order to be able to consummate the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of February 14, 2000 by and between PCI, SEMX and Advanced Packaging Concepts, Inc.;

         WHEREAS, the Borrowers desire, and the Agent is willing on the terms and conditions set forth below, to modify certain terms of the Agreement;

         NOW, THEREFORE, in consideration of the mutual premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Agent have agreed to amend the Agreement as hereinafter set forth:

         SECTION 1A. Amendment to Agreement. The Agreement is, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, hereby amended follows:

         (a) Section 1.2 (General Terms) of the Agreement is hereby amended by adding the following definition in the proper alphabetical order:

         "'First Amendment' shall mean the First Amendment Agreement dated as of April 10, 2000 among the Borrowers and the Agent."

         "First Amendment Effective Date" shall have the meaning given in the First Amendment.

         "Term I Loan" and "Term II Loan" shall have the meanings given in
Section 2.4 hereof.

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         (b) Section 1.2 (General Terms) of the Agreement is hereby amended so that the following definitions read in their entirety as follows:

         "Maximum Revolving Advance Amount" shall mean $8,500,000 up to the First Amendment Effective Date and $10,100,000 thereafter.

         "Term Loan Rate" shall mean (I) with respect to the Term I Loan an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus one-half percent (0.5%) with respect to Domestic Rate Loans or (b) the sum of the Eurodollar Rate plus three percent (3.0%) with respect to Eurodollar Rate Loans, and (II) with respect to the Term II Loan an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus one percent (1.0%) with respect to Domestic Rate Loans.

         (c) Section 2.1(a)(ii)(x) (Revolving Advances) of the Agreement is hereby amended by deleting the number "$3,000,000" and inserting the number "$4,000,000" in its stead.

         (d) Section 2.4 (Term Loan) of the Agreement is hereby amended to read in its entirety as follows:

          (A) Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrowers in the sum equal to such Lender's Commitment Percentage of $6,234,512 (the "Term I Loan"). The Term I Loan shall be advanced on the Closing Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement, and in addition to mandatory payments required hereby: commencing on December 1, 1999, and thereafter on the first Business Day of each consecutive month, in equal monthly installments of $74,220.38 of the outstanding principal balance of the Term I Loan, with the remaining balance due on the last day of the Term subject to prepayment as herein provided; and shall be evidenced by a secured promissory note (the "Term I Note") in substantially the form attached hereto as
               Exhibit 2.4.

          (B) Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrowers in the sum equal to such Lender's Commitment Percentage of $1,000,000 (the "Term II Loan"). The Term II Loan shall be advanced on the First Amendment Effective Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement, and in addition to mandatory payments required hereby: on each of July 31, 2000, and October 31, 2000, a principal payment of $333,333.33, with the remaining balance due on December 31, 2000 subject to prepayment as herein provided; and shall be evidenced by a secured promissory note (the "Term II Note") in substantially the form attached hereto as
               Exhibit 2.4(B). The Term II Loan shall be prepaid in an amount equal to the monies received by the Borrowers

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               upon issuance of equity to investors promptly following the
               Borrowers' receipt of such monies.

         (e) The Agreement is amended by substituting Exhibit 2(a) hereto for
Exhibit 2(a) to the Agreement, and by attaching Exhibit 2.4(B) hereto to the Agreement as Exhibit 2.4(B), each of which shall be "Other Documents" for all purposes of the Agreement.

         SECTION 1B. Consent. The Agent, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, hereby consents to the Borrowers entering into and performing under the terms and provisions of the Asset Purchase Agreement.

         SECTION 2. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

         (a) The Borrowers and the Agent shall have duly executed and delivered this Amendment (whether the same or different copies), and the Borrowers shall have executed the substitute Revolving Credit Note and the Term II Note, and the Agent shall have received a copy of each signed by the Borrowers;

         (b) The Agent shall have received the fees and expense reimbursements referred to in Section 5 hereof as due on the date hereof;

         (c) The Agent shall have received certificates signed by an authorized officer of the Borrowers stating that each of the representations and warranties contained in Section 3 hereof are true and correct on and as of the First Amendment Effective Date as though made on and as of such date;

         (d) The Agent shall have received an executed copy of the Asset Purchase Agreement, and all documents, schedules and opinions delivered in connection therewith (including without limitation the Intellectual Property Purchase Agreement dated February 14, 2000 (the "IP Agreement")) in form and substance reasonably satisfactory to the Agent;

         (e) The Agent shall have received UCC searches of PCI and the Seller under the Asset Purchase Agreement; and

         (f) The Agent shall have received such other documents, opinions, approvals or appraisals as the Agent may reasonably request.

         SECTION 3. Representations and Warranties. In order to induce the Agent to enter into this Amendment, each of the Borrowers represents and warrants to the Agent that (i) it has the full power, capacity, right and legal authority to execute, deliver and perform its obligations under this Amendment and any Other Documents to which it is a party, and each of the Borrowers has taken all appropriate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment and the Other Documents to


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which it is a party, (ii) this Amendment, the Agreement (as amended by this
Amendment) and the Other Documents to which it is a party constitute legal, valid and binding obligations of each of the Borrowers enforceable against such Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally, (iii) the representations and warranties contained in the Agreement and in each of the Other Documents to which it is a party are true and correct on and as of the First Amendment Effective Date as though made on and as of such date, except for changes which have occurred and which were not prohibited by the terms of the Agreement, (iv) after giving effect to the terms of Section 1 hereof, no Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by any of the Borrowers of this Amendment, the Agreement (as amended by this Amendment) or any of the Other Documents to which it is a party, (v) after giving effect to the transactions contemplated by the Asset Purchase Agreement, no Borrower is in default in the payment or performance of any of its obligations under any mortgage, indenture, security agreement, contract, undertaking or other agreement or instrument to which it is a party or which purports to be binding upon it or any of its properties or assets, which default would have a material adverse effect on the management, business, operations, properties, assets or condition (financial or otherwise) of such Borrower, (vi) each of the Borrowers is in compliance with all applicable statutes, laws, rules, regulations, orders and judgements, the contravention or violation of which would have a material adverse effect on the management, business, operations, properties, assets or condition (financial or otherwise) of such Borrower, (vii) no material adverse change in the business, properties, assets, or in the condition (financial or otherwise) of any Borrower has occurred, and
(viii) no litigation or administrative proceeding of or before any court or governmental body or agency is now pending, nor, to the best knowledge of each of the Borrowers upon reasonable inquiry, is any such litigation or proceeding now threatened against such Borrower or any of its properties, nor, to the best knowledge of such Borrower upon reasonable inquiry, is there a valid basis for the initiation of any such litigation or proceeding, which if adversely determined (after giving effect to all applicable insurance coverage then in existence) would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of such Borrower.

         SECTION 4. Reference to and Effect on the Documents. (a) Each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Agreement in the Other Documents other than the Agreement, shall mean and be a reference to the Agreement as amended hereby.

         (b) Except as specifically amended hereby, the Agreement and all Other Documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by each of the Borrowers. The amendments, consents, waivers and ratifications set forth above are limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Agreement or any document delivered pursuant thereto or (ii) prejudice any right or rights which the Agent may now or in the future have in connection with the Agreement or the Other Documents.

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         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under any of the Other Documents, nor constitute a waiver or modification of any provision of any of the Other Documents, nor a waiver of any now existing or hereafter arising Defaults of Events of Default.

         SECTION 5. Fees and Expenses. (a) Each of the Borrower hereby agrees, jointly and severally, to pay the Agent on demand all costs, expenses, charges and taxes (other than any income taxes relating to income of the Agent), including, without limitation, all reasonable fees and disbursements of counsel, incurred by the Agent in connection with the negotiation, preparation, reproduction, execution, delivery, administration and enforcement of this Amendment and the Other Documents to be delivered hereunder.

         (b) In addition to the costs and expenses referred to in Section 5(a), each of the Borrowers hereby agrees, jointly and severally, to pay to the Agent each of the following:

               (i) Upon the funding of the Term II Loan, a non-refundable and non-creditable fee of $50,000 in connection with this First Amendment Agreement.

               (ii) On July 31, 2000, if the Term II Loan or any part thereof is outstanding, a non-refundable and non-creditable fee of $25,000.

               (iii) On October 31, 2000, if the Term II Loan or any part thereof is outstanding, a non-refundable and non-creditable fee of $25,000.

         SECTION 6. Conditions Subsequent. The Borrowers shall cause the Collateral Assignment and Security Agreement to be amended, and all other necessary action taken, within 30 days of the First Amendment Effective Date, in order that the patents and trademarks acquired pursuant to the Asset Purchase Agreement and the IP Agreement be assigned to the Agent on behalf of the Lenders.

         SECTION 7. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without regard for its conflict of laws principles.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 9. Successors. This Amendment shall be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

         SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                         SEMX CORPORATION


                                         By: /s/ Mark A. Koch
                                            -------------------------------
                                         Name: Mark A. Koch
                                         Title: Secretary



                                         POLESE COMPANY, INC.


                                         By: /s/ Mark A. Koch
                                            -------------------------------
                                         Name: Mark A. Koch
                                         Title: Secretary



                                         AMERICAN SILICON PRODUCTS, INC.


                                         By: /s/ Mark A. Koch
                                            -------------------------------
                                         Name: Mark A. Koch
                                         Title: Secretary



                                         SPM HOLDINGS CORPORATION


                                         By: /s/ Mark A. Koch
                                            -------------------------------
                                         Name: Mark A. Koch
                                         Title: Secretary



                                         TYPE III, INC.


                                         By: /s/ Mark A. Koch
                                            -------------------------------
                                         Name: Mark A. Koch
                                         Title: Secretary


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                                         THERMAL PACKAGING SOLUTIONS INC.


                                         By: /s/ Mark A. Koch
                                            -------------------------------
                                         Name: Mark A. Koch
                                         Title: Secretary



                                         PNC BANK, NATIONAL ASSOCIATION, as
                                         Lender and as Agent


                                         By: /s/
                                            -------------------------------
                                         Name:
                                         Title: Vice President




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